UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2022

Oncocyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should be considered to be forward-looking statements. Factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained under the heading “Risk Factors” in Oncocyte Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and in other filings that Oncocyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, Oncocyte disclaims any intent or obligation to update these forward-looking statements.

References to “Oncocyte,” the “Company,” “we,” “us,” and “our” are references to Oncocyte Corporation.

The information in Item 2.02 and the accompanying Exhibit 99.1 shall be deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by Oncocyte under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 2.02 - Results of Operations and Financial Condition

On May 11, 2022, Oncocyte issued a press release announcing its financial results for the three months ended March 31, 2022. A copy of the press release is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Transitions

On May 11, 2022, Oncocyte announced that Cavan Redmond, Chairman of our Board of Directors (the “Board”) since 2018 and director since 2015, has notified the Board that he will not stand for reelection to the Board at the Company’s 2022 annual meeting of shareholders (the “Annual Meeting.”). Mr. Redmond’s decision not to stand for reelection is not due to any disagreements with the Company regarding any of the Company’s operations, policies or practices. Following the Annual Meeting, Mr. Redmond intends to remain accessible to the Board and to Ronald Andrews, the Company’s Chief Executive Officer, as a trusted advisor and a valuable resource to the management team.

On May 11, 2022, Oncocyte announced that Mr. Redmond has stepped down as Chairman of the Board, and that the Board has appointed Andrew Arno as Chairman of the Board effective May 6, 2022. Mr. Redmond will continue to serve as a director of Oncocyte until the Annual Meeting.

Officer Transitions

On May 11, 2022, Oncocyte announced that Mitchell Levine, our Chief Financial Officer since 2017, will no longer serve in that capacity as of June 1, 2022. On June 1, 2022, Mr. Levine will transition to a new role as Corporate Development Officer of the Company with a focus on corporate and business development. Mr. Levine’s transition to a new role did not involve any disagreement with the Company with regard to its operations, policies or practices.

On May 11, 2022, Oncocyte announced that Anish John, our Vice President, Operations – Transplant, has been appointed Senior Vice President, Finance, and Interim Chief Financial Officer effective June 1, 2022.

Mr. John, age 52, currently serves as the VP of Operations and Finance, Transplant Business Unit for Oncocyte since September 2021. He previously served as Senior Director, Financial Planning and Analysis for Foundation Medicine, Inc., a wholly owned subsidiary of Roche Holding, AG. from October 2019 to March 2021. Prior to joining Foundation Medicine, Mr. John served in various management roles at PerkinElmer, Inc. He served as the Senior Director of Finance, Americas Diagnostics from August of 2017 to August of 2019, as the Director of Finance, Americas Diagnostics from September 2008 to July of 2017 and as the Senior Manager, Sales Operations and Finance North America from March of 2007 to August of 2008. Mr. John holds an MBA from Babson College, in Wellesley Massachusetts and a B.B.A in Finance from the University of Massachusetts at Amherst.

As Senior Vice President, Finance, and Interim Chief Financial Officer, Mr. John will receive an annual salary of $275,000 and will be eligible to receive discretionary annual bonuses based on achievement of personal and corporate performance goals established by Oncocyte, with a target bonus equal to 40% of his annual base salary.

Mr. John will receive a one-time award of 50,000 stock options under the Oncocyte 2018 Equity Incentive Plan (the “Plan”). The options will vest and thereby become exercisable as follows: twenty-five percent of the options will vest upon completion of one year of continuous service as an employee, and the balance of the options will vest in 36 equal monthly installments, commencing on the first anniversary of the effective date of the grant, subject to continued service as an employee on the applicable vesting date. The exercise price of the stock options will be the fair market value of Oncocyte common stock determined in accordance with the Plan. The options will expire if not exercised within ten years from the date of grant, subject to earlier termination in the event of the termination of her employment. The options will be incentive stock options pursuant to Section 422 of the Internal Revenue Code, to the extent permitted by the Code.

The options will be subject to the terms and conditions of a stock option agreement, the Plan, the Oncocyte Change in Control and Severance Plan, and any applicable provisions of his employment agreement.

Mr. John will continue to be eligible to participate in various Oncocyte employee benefit programs and plans.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated May 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: May 11, 2022	By:	/s/ Ronald Andrews
Ronald Andrews
Chief Executive Officer